UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2013

Motors Liquidation Company GUC Trust

(Exact Name of Registrant as Specified in Charter)

Delaware	1-43	45-6194071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Wilmington Trust Company, as trust administrator and trustee Attn: David A. Vanaskey Jr., Vice President Rodney Square North 1100 North Market Street Wilmington, Delaware		19890-1615
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 636-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Pursuant to the Amended and Restated Motors Liquidation Company GUC Trust Agreement dated as of June 11, 2012 and between the parties thereto, as amended (the “GUC Trust Agreement”), Wilmington Trust Company, in its capacity as trust administrator and trustee of the Motors Liquidation Company GUC Trust (the “GUC Trust Administrator”) is required to file certain GUC Trust Reports (as defined in the GUC Trust Agreement) with the Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). In addition, pursuant to that certain Bankruptcy Court Order Authorizing the GUC Trust Administrator to Liquidate New GM Securities for the Purpose of Funding Fees, Costs and Expenses of the GUC Trust and the Avoidance Action Trust, dated March 8, 2012 (the “Liquidation Order”), the GUC Trust Administrator is required to file certain quarterly variance reports as described in the third sentence of Section 6.4 of the GUC Trust Agreement (the “Budget Variance Report”) with the Bankruptcy Court.

On November 7, 2013 the GUC Trust Administrator filed the GUC Trust Report required by Section 6.2(c) of the GUC Trust Agreement (the “Section 6.2(c) Report”) and the Budget Variance Report for the quarter ended September 30, 2013. A copy of the Bankruptcy Court filing is furnished as Exhibit 99.1 to this Form 8-K.

Item 7.01	Regulation FD Disclosure.

Pursuant to the GUC Trust Agreement and the Liquidation Order, the GUC Trust Administrator is required to provide on an annual basis the projected budgets for certain categories of expenses (“Wind-Down Costs”), other than Reporting and Transfer Costs (as defined in the GUC Trust Agreement), to FTI Consulting, Inc., in its capacity as the trust monitor of the GUC Trust, to the DIP Lenders (as defined in the GUC Trust Agreement) and to certain additional parties specified in the Liquidation Order. Furnished as Exhibit 99.2 to this Form 8-K are copies of the calendar-year 2014 budgets for Wind-Down Costs and for Reporting and Transfer Costs.

The foregoing budgets are subject to revision by the GUC Trust Administrator, according to the procedures specified in the GUC Trust Agreement. Such budgets were developed based upon assumptions and estimates about future events which could change in the future due to various risks and uncertainties, including those specified under the heading “Forward Looking Statements” in Item 2 (“Management’s Discussion and Analysis”) of the Form 10-Q filed on November 7, 2013, and in Item 1A (“Risk Factors”) of the Form 10-K filed on May 21, 2013. As a result, actual Wind-Down Costs and Reporting and Transfer Costs could be materially higher or lower than the amounts presented in Exhibit 99.2, which could materially affect the value of the units of beneficial interest in the GUC Trust. Holders of such securities should carefully consider such risks and uncertainties before making any decisions with respect to such securities.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Bankruptcy Court Filing

99.2	2014 Budgets

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2013

MOTORS LIQUIDATION COMPANY GUC TRUST

By: Wilmington Trust Company, not in its individual capacity, but solely in its capacity as trust administrator and trustee of the Motors Liquidation Company GUC Trust

By:	/s/ David A. Vanaskey
Name:	David A. Vanaskey
Title:	Vice President of Wilmington Trust Company

EXHIBIT INDEX

Exhibit No.	Description

99.1	Bankruptcy Court Filing

99.2	2014 Budgets